OPPENHEIMER MONEY MARKET FUND, INC.
                  Supplement dated July 15, 1998 to the
                   Prospectus dated November 26, 1997


This Supplement to the Prospectus replaces the Supplement dated May 20, 1998 and changes the Prospectus as follows:

1. The Fund's address as shown on the back cover page of the Prospectus (Two World Trade Center, New York, New York 10048-0203) is deleted and replaced with the correct address of 6803 South Tucson Way, Englewood, Colorado 80112.

2. The third sentence in the section entitled "Who Manages the Fund?" on page 4 is deleted and replaced with:

      The Fund's portfolio managers, who are employed by the Manager and are primarily responsible for the selection of the Fund's securities, are Carol E. Wolf (since 1988) and Arthur J. Zimmer (since July 15, 1998).

2. The section entitled "Portfolio Manager" on page 13 is deleted and replaced with:

      Effective June 15, 1998, the Manager has designated Carol E. Wolf and Arthur J. Zimmer as the Portfolio Managers of the Fund. They are the individuals principally responsible for the day to day management of the Fund's portfolio. Ms. Wolf and Mr. Zimmer are also officers of Centennial Asset Management Corporation, an investment advisor subsidiary of the Manager, and are officers and portfolio managers of other Oppenheimer funds.

3. Effective June 1, 1998, the second sentence of the first paragraph in the section entitled "How to Exchange Shares" on page 21 is deleted and replaced with:

      When Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of

                                                      (continued)


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      the initial  purchase of  exchanged  Class A shares,  a Class A contingent deferred sales charge may be deducted from the proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

4. A new paragraph entitled "OppenheimerFunds Internet Web Site" is included in the section entitled "Special Investor Services" on page 17 as follows:

      OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.


July 15, 1998                                               PS0200.006


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